Exhibit 10.2

Execution Version

OMNIBUS AMENDMENT

OMNIBUS AMENDMENT (this “Amendment”), dated as of May 24, 2017, among SiteOne Landscape Supply Holding, LLC (formerly known as JDA Holding LLC), a Delaware limited liability company (the “Parent Borrower”), SiteOne Landscape Supply, LLC (formerly known as John Deere Landscapes LLC), a Delaware limited liability company (the “OpCo Borrower”; together with the Parent Borrower, the “Borrowers” and each, a “Borrower”), UBS AG, STAMFORD BRANCH, as administrative agent (in such capacity, the “Administrative Agent”) and collateral agent (in such capacity, the “Collateral Agent”; together with the Administrative Agent, the “ABL Agent”) for the several banks and other financial institutions from time to time party to the Credit Agreement (as defined below), UBS AG, STAMFORD BRANCH, as administrative agent and collateral agent (in such capacities, the “Term Loan Agent”) for the several banks and other financial institutions from time to time party to the Term Loan Credit Agreement, the Lenders party hereto, the Guarantors party hereto and the Granting Parties (as defined in the ABL GCA (as defined below)) party hereto. Capitalized terms used herein and not defined shall have the meaning set forth in the Credit Agreement.

W I T N E S S E T H :

WHEREAS, the Borrowers are party to that certain Credit Agreement, dated as of December 23, 2013 (as amended, supplemented, waived or otherwise modified, the “Credit Agreement”) among the Borrowers, the Subsidiary Borrowers from time to time party thereto, the Lenders party thereto and the ABL Agent;

WHEREAS, pursuant to Subsection 11.1 of the Credit Agreement, the Borrowers, the Administrative Agent and the Lenders party hereto, constituting all of the Lenders immediately prior to giving effect to the Amendment, agree to amend the Credit Agreement as set forth herein;

WHEREAS, the Borrowers are party to the ABL Guarantee and Collateral Agreement, dated as of December 23, 2013 (as amended, supplemented, waived or otherwise modified, the “ABL GCA”) made by the Borrowers and the other Granting Parties (as defined in the ABL GCA) party thereto from time to time in favor of the Collateral Agent;

WHEREAS, pursuant to Subsection 9.1 of the ABL GCA, the Collateral Agent, Borrowers and the other Granting Parties (as defined in the ABL GCA) agree to amend the ABL GCA as set forth herein;

WHEREAS, in connection with the Credit Agreement and the Term Loan Credit Agreement, the ABL Agent and the Term Loan Agent entered into that certain Intercreditor Agreement, dated as of December 23, 2013 (as amended, supplemented, waived or otherwise modified, the “Intercreditor Agreement”) by and between the ABL Agent and the Term Loan Agent and acknowledged by the Borrowers and each other Credit Party (as defined in the Intercreditor Agreement); and

WHEREAS, pursuant to Subsection 7.4 of the Intercreditor Agreement, the ABL Agent and the Term Loan Agent (acting with the consent of the Required Lenders (as defined in the Term Loan Credit Agreement)) agree to amend the Intercreditor Agreement as set forth herein;

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION ONE – Amendments to the Credit Agreement.

(a) Subject to the satisfaction of the conditions set forth in Section Four hereof:

(1) The introductory paragraph of the Credit Agreement is hereby amended by replacing the text “and by that certain Fourth Amendment dated as of October 20, 2015” with the text “, by that certain Fourth Amendment dated as of October 20, 2015 and by that certain Omnibus Amendment dated as of May 24, 2017”.

(2) Subsection 1.1 of the Credit Agreement is hereby amended as follows:

(i) by adding the following new defined term in the appropriate alphabetical order:

“Bail-In Action”: the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation”: with respect to any EEA Member Country implementing Article 55 of the Bank Recovery and Resolution Directive, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“Bank Recovery and Resolution Directive”: Directive 2014/59/EU of the European Parliament and of the Council of the European Union.

“Covered Liabilities”: as defined in Subsection 11.23.

“Designated Cash Management Reserves”: such reserves as may be established or modified by the Administrative Agent in accordance with Subsection 11.22(a) with respect to anticipated monetary obligations under Designated Cash Management Agreements owing to any Cash Management Party in the amount specified by the Borrower Representative in writing to the Administrative Agent in a notice delivered pursuant to Subsection 11.22(a), which amount shall, subject to the restrictions set forth in Subsection 11.22(a), be increased or decreased with respect to any existing Designated Cash Management Agreement at any time upon further written notice from the Borrower Representative to the Administrative Agent in accordance with the last sentence of Subsection 11.22(a).

“EEA Financial Institution”: (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition and is subject to the supervision of an EEA Resolution Authority, or (c) any financial institution established in an EEA Member Country which is a Subsidiary of an institution described in clause (a) or (b) of this definition and is subject to consolidated supervision of an EEA Resolution Authority with its parent.

“EEA Member Country”: any of the member states of the European Union, Iceland, Liechtenstein and Norway.

“EEA Resolution Authority”: any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule”: the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Excluded Liability”: any liability that is excluded under the Bail-In Legislation from the scope of any Bail-In Action including, without limitation, any liability excluded pursuant to Article 44 of the Bank Recovery and Resolution Directive.

“Write-Down and Conversion Powers”: with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

(ii) by amending the definition of “Adjusted LIBOR Rate” by (x) inserting the text “the higher of (i)” prior to clause (a) thereof (y) and inserting the text “and (ii) 0.00%” at the end thereof.

(iii) by amending the definition of “Alternate Base Rate” by (x) deleting the text “and” prior to clause (c) of the first sentence thereof and (y) inserting the text “and (d) 0.00%” at the end of the first sentence thereof.

(iv) by replacing the text “Cash Management Reserves” appearing in clause (2) of the definition of “Availability Reserves” with the text “Designated Cash Management Reserves”.

(v) by replacing the text “2.1(b)” appearing in clause (2) of the definition of “Availability Reserves” with the text “11.22(a)”.

(vi) by amending and restating the definition of “Bank Products Affiliate” as follows:

“Bank Products Affiliate”: as defined in the Guarantee and Collateral Agreement.

(vii) by deleting the definition of “Cash Management Reserves”.

(viii) by amending and restating the definition of “Designated Cash Management Agreements” as follows:

“Designated Cash Management Agreements”: Bank Products Agreements with any Cash Management Party that (i) are secured by Liens on ABL Priority Collateral pursuant to the Security Documents, and (ii) have been designated as a “Designated Cash Management Agreement” by the Borrower Representative to the Administrative Agent in accordance with Subsection 11.22(a); provided that each Bank Products Agreement listed on Schedule 1.1(h) shall be deemed a “Designated Cash Management Agreement” on the Closing Date.

(ix) by amending and restating the definition of “Designated Hedging Agreements” as follows:

“Designated Hedging Agreements”: Interest Rate Agreements, Hedging Agreements or other Permitted Hedging Arrangements with any Hedging Party that (i) are secured by Liens on ABL Priority Collateral pursuant to the Security Documents and (ii) have been designated as a “Designated Hedging Agreement” by the Borrower Representative to the Administrative Agent in accordance with Subsection 11.22(a); provided that each Interest Rate Agreement, Hedging Agreement or other Permitted Hedging Arrangement listed on Schedule 1.1(i) shall be deemed a “Designated Hedging Agreement” on the Closing Date.

(x) by amending and restating the definition of “Designated Hedging Reserves” as follows:

“Designated Hedging Reserves”: such reserves as may be established or modified by the Administrative Agent in accordance with Subsection 11.22(a) with respect to anticipated monetary obligations under Designated Hedging Agreements owing to any Hedging Party in the amount specified by the Borrower Representative in writing to the Administrative Agent in a notice delivered pursuant to Subsection 11.22(a), which amount shall, subject to the restrictions set forth in Subsection 11.22(a), be increased or decreased with respect to any existing Designated Hedging Agreement at any time upon further written notice from the Borrower Representative to the Administrative Agent in accordance with the last sentence of Subsection 11.22(a).

(xi) by deleting the definition of “Hedging Arrangement”.

(xii) by amending and restating the definition of “Hedging Affiliate” as follows:

“Hedging Affiliate”: as defined in the Guarantee and Collateral Agreement.

(xiii) by amending and restating the definition of “Hedging Agreement” as follows:

“Hedging Agreement”: as defined in the Guarantee and Collateral Agreement.

(xiv) by amending the definition of “Lender Default” by inserting the text “or Bail-In Action” at the end thereof.

(xv) by amending and restating the definition of “Loan Documents” as follows:

“Loan Documents”: this Agreement, the First Amendment to this Agreement dated as of April 23, 2014, the Second Amendment to this Agreement dated as of October 24, 2014, the Third Amendment to this Agreement dated as of February 13, 2015, the Fourth Amendment to this Agreement dated as of October 20, 2015 and the Omnibus Amendment to this Agreement dated as of May 24, 2017, the Notes, the L/C Requests, the ABL/Term Loan Intercreditor Agreement, the Guarantee and Collateral Agreement, any Junior Lien Intercreditor Agreement (on and after the execution thereof), each other document designated a “Loan Document” by the Borrower Representative and the Administrative Agent, each Other Intercreditor Agreement (on and after the execution thereof), and any other Security Documents, each as amended, supplemented, waived or otherwise modified from time to time.

(xvi) by deleting the definition of “MTM”.

(3) Subsection 2.1 of the Credit Agreement is hereby amended by amending and restating clause (b) thereof as follows:

“(b) Notwithstanding anything to the contrary in Subsection 2.1(a) or elsewhere in this Agreement, the Administrative Agent shall have the right to establish Availability Reserves in such amounts, and with respect to such matters, as the Administrative Agent in its Permitted Discretion shall deem necessary or appropriate, against the Borrowing Base including reserves with respect to (i) sums that the Borrowers are or will be required to pay (such as taxes (including payroll and sales taxes), assessments, insurance premiums, or, in the case of leased assets, rents or other amounts payable under such leases) and have not yet paid and (ii) amounts owing by the Borrowers or, without duplication, their respective Restricted Subsidiaries to any Person to the extent secured by a Lien on, or trust over, any of the ABL Priority Collateral, which Lien or trust, in the Permitted Discretion of the Administrative Agent is capable of ranking senior in priority to or pari passu with one or more of the Liens in the ABL Priority Collateral granted in the Security Documents (such as Liens or trusts in favor of landlords, warehousemen, carriers, mechanics, materialmen, laborers, or suppliers, or Liens or trusts for ad valorem, excise, sales, or other taxes where given priority under applicable law) in and to such item of the ABL Priority Collateral (including any such Liens in respect of Management Guarantees); provided that (x) with respect to any Availability Reserve (other than any Designated Hedging Reserves or Designated Cash Management Reserves), the Administrative Agent shall have provided the applicable Borrower reasonable advance notice of any such establishment and (y) with respect to any Designated Hedging Reserves or Designated Cash Management Reserves, (i) the Administrative Agent may establish such Designated Hedging Reserves or Designated Cash Management Reserves immediately upon receiving notice in writing from the Borrower Representative pursuant to Subsection 11.22(a) that a Designated Hedging Reserve or Designated Cash Management Reserve, as applicable, may be established and (ii) the Administrative Agent shall increase, reduce or eliminate the amount of any existing Designated Hedging Reserve or existing Designated Cash Management Reserve immediately upon receiving written notice of any adjustment to the amount of such existing Designated Hedging Reserve or existing Designated Cash Management Reserve from the Borrower Representative pursuant to the last sentence of Subsection 11.22(a) (provided that the Administrative Agent shall not be obligated to establish or increase any Designated Hedging Reserve or Designated Cash Management Reserve if at the time of, and after give effect to, such establishment or increase, Excess Availability would be less than zero); and provided, further, that the Administrative Agent may only establish an Availability Reserve after the Closing Date based on an event, condition or other circumstance arising after the Closing Date or based on facts not known to the Administrative Agent as of the Closing Date. The amount of any such Availability Reserve shall have a reasonable relationship to the event, condition or other matter that is the basis for the Availability Reserve. Upon delivery of such notice, the Administrative Agent shall be available to discuss any proposed Availability Reserve, and the Borrowers may take such action as may be required so that the event, condition or matter that is the basis for such Availability Reserve or increase no longer exists, in a manner and to the extent reasonably satisfactory to the Administrative Agent in the exercise of its Permitted Discretion. In no event shall such notice and opportunity limit the right of the Administrative Agent to establish such Availability Reserve, unless the Administrative Agent shall have determined in its Permitted Discretion that the event, condition or other matter that is the basis for such new Availability Reserve no longer exists or has otherwise been adequately addressed by the applicable Borrower. In the event that the event, condition or other matter giving rise to the establishment of any Availability Reserve shall cease to exist (unless there is a reasonable prospect that such event, condition or other matter will occur again within a reasonable period of time thereafter), the Availability Reserve established pursuant to such event, condition or other matter, shall be discontinued. Notwithstanding anything herein to the contrary, Availability Reserves shall not duplicate (i) eligibility criteria contained in the definition of “Eligible Accounts”, “Eligible Credit Card Receivables”, “Eligible Deere Revolving Plan Receivables” or “Eligible Inventory” and vice versa, or (ii) reserves or criteria deducted in computing the value of Eligible Inventory (based on cost and quantity) and vice versa.”

(4) Subsection 8.10 of the Credit Agreement is hereby amended by deleting the text “(each a “Hedging Arrangement”)” after the text “any currency or commodity”.

(5) Subsection 8.14 of the Credit Agreement is hereby amended by amending and restating clause (q) thereof as follows:

“(q) Liens securing Indebtedness permitted by Subsections 8.13(f)(viii)(x), 8.13(k) and 8.13(t), provided that (A) to the extent that the Borrower Representative determines to secure such Indebtedness permitted by Subsection 8.13(f)(viii)(x) with a Lien on any ABL Priority Collateral, the other party thereto, or an agent, trustee or other representative therefor, shall enter into a joinder to the ABL/Term Loan Intercreditor Agreement, the Junior Lien Intercreditor Agreement, or an Other Intercreditor Agreement and (B) to the extent that the Borrower Representative determines to secure such Indebtedness permitted by Subsection 8.13(k) or 8.13(t) with a Lien on any ABL Priority Collateral on a basis pari passu in priority with the Liens securing the amounts due under the Facility and with a higher payment priority pursuant to Subsection 10.15 than clause “sixth” (Interest Rate Agreements, Hedging Agreements, other Permitted Hedging Arrangements or Cash Management Arrangements otherwise secured under the Security Documents), (x) only in respect of (i) any Bank Products Agreements constituting such Indebtedness permitted by Subsection 8.13(k) that are designated as Designated Cash Management Agreements and (ii) any Interest Rate Agreements, Hedging Agreements or other Permitted Hedging Arrangements constituting such Indebtedness permitted by Subsection 8.13(t) that are designated as Designated Hedging Agreements, in each case in accordance with the terms of Subsection 11.22, and (y) only to the extent that the other party to such Bank Products Agreement, Interest Rate Agreement, Hedging Agreement or other Permitted Hedging Arrangement, as the case may be, is a Bank Products Affiliate or a Hedging Affiliate for the purposes of the Guarantee and Collateral Agreement;”.

(6) Subsection 10.15 of the Credit Agreement is hereby amended by amending and restating the first paragraph thereof as follows:

“The Lenders, the Administrative Agent and the Collateral Agent agree, as among such parties, as follows: subject to the terms of the ABL/Term Loan Intercreditor Agreement, any Junior Lien Intercreditor Agreement or any Other Intercreditor Agreement, after the occurrence and during the continuance of an Event of Default, all amounts collected or received by the Administrative Agent, the Collateral Agent, any Lender or any Issuing Lender on account of amounts then due and outstanding under any of the Loan Documents shall, except as otherwise expressly provided herein, be applied as follows: first, to pay interest on and then principal of Agent Advances then outstanding, second, to pay interest on and then principal of Swingline Loans then outstanding, third, to pay all reasonable out-of-pocket costs and expenses (including reasonable attorneys’ fees to the extent provided herein) due and owing hereunder of the Administrative Agent and the Collateral Agent in connection with enforcing the rights of the Agents, the Lenders and the Issuing Lenders under the Loan Documents (including all expenses of sale or other realization of or in respect of the Collateral and any sums advanced to the Collateral Agent or to preserve its security interest in the Collateral), fourth, to pay all reasonable out-of-pocket costs and expenses (including reasonable attorneys’ fees to the extent provided herein) due and owing hereunder of each of the Lenders and each of the Issuing Lenders in connection with enforcing such Lender’s or such Issuing Lender’s rights under the Loan Documents, fifth, to pay (on a ratable basis) (A) interest on and then principal of Revolving Credit Loans then outstanding and any Reimbursement Obligations then outstanding, and to cash collateralize any outstanding L/C Obligations on terms reasonably satisfactory to the Administrative Agent and (B) any outstanding obligations payable under (i) Designated Cash Management Agreements, up to the amount of Designated Cash Management Reserves then in effect with respect thereto and (ii) Designated Hedging Agreements, up to the amount of Designated Hedging Reserves then in effect with respect thereto, sixth, to pay obligations under Cash Management Arrangements with any Cash Management Party (other than pursuant to any Designated Cash Management Agreements, but including any amounts not paid pursuant to clause “fifth”(B)(i) above), Permitted Hedging Arrangements with any Hedging Party (other than pursuant to any Designated Hedging Agreements, but including any amounts not paid pursuant to clause “fifth”(B)(ii) above) and Management Guarantees entered into with any Management Credit Provider (as defined in the Guarantee and Collateral Agreement) permitted hereunder and secured by the Guarantee and Collateral Agreement, and seventh, to pay the surplus, if any, to whomever may be lawfully entitled to receive such surplus. To the extent that any amounts available for distribution pursuant to clause “fifth” above are attributable to the issued but undrawn amount of outstanding Letters of Credit which are then not yet required to be reimbursed hereunder, such amounts shall be held by the Collateral Agent in a cash collateral account and applied (x) first, to reimburse the applicable Issuing Lender from time to time for any drawings under such Letters of Credit and (y) then, following the expiration of all Letters of Credit, to all other obligations of the types described in such clause “fifth”. To the extent any amounts available for distribution pursuant to clause “fifth” are insufficient to pay all obligations described therein in full, such moneys shall be allocated pro rata among the Lenders and Issuing Lenders based on their respective Commitment Percentages. This Subsection 10.15 may be amended (and the Lenders hereby irrevocably authorize the Administrative Agent to enter into any such amendment) to the extent necessary to reflect differing amounts payable, and priorities of payments, to Lenders participating in any new classes or tranches of loans added pursuant to Subsections 2.6, 2.7 and 2.8, as applicable.”

(7) Subsection 11.22 of the Credit Agreement is hereby amended by amending and restating clause (a) thereof as follows:

“(a) The Borrower Representative may from time to time elect by notice in writing to the Administrative Agent (with a copy to the Cash Management Party or Hedging Party, as applicable, party to the Cash Management Arrangement, Interest Rate Agreement, Hedging Agreement or other Permitted Hedging Arrangement, as applicable, to which the notice relates) that (x)(i) a Cash Management Arrangement with any Cash Management Party is to be a “Designated Cash Management Agreement” having monetary obligations that are subject to the waterfall provisions set forth in Subsection 10.15 and (ii) the Administrative Agent shall establish a Designated Cash Management Reserve with respect to any such Designated Cash Management Agreement in an amount (which amount shall be specified in such notice) equal to the anticipated monetary obligations of the Loan Parties under such Designated Cash Management Agreement owing to any Cash Management Party, so long as, immediately after giving effect thereto, Excess Availability would be not less than zero, or (y)(i) an Interest Rate Agreement, Hedging Agreement or other Permitted Hedging Arrangement with any Hedging Party is to be a “Designated Hedging Agreement” having monetary obligations that are subject to the waterfall provisions set forth in Subsection 10.15 and (ii) the Administrative Agent shall establish a Designated Hedging Reserve with respect to any such Designated Hedging Agreement in an amount (which amount shall be specified in such notice) equal to the anticipated monetary obligations of the Loan Parties under such Designated Hedging Agreement owing to any Hedging Party, so long as, immediately after giving effect thereto, Excess Availability would be not less than zero, provided that (i) no Designated Cash Management Agreement or Designated Hedging Agreement can be secured at the same time on a first lien basis by the Term Loan Priority Collateral (and any request under this Subsection 11.22 will be deemed to be a representation by the Borrower Representative to such effect), and (ii) no monetary obligations under any Designated Cash Management Agreement or Designated Hedging Agreement shall receive any benefit of the designation under this Subsection 11.22 after the Discharge of ABL Obligations (as defined in the ABL/Term Loan Intercreditor Agreement), provided, further, that no Cash Management Arrangement shall be designated as a “Designated Cash Management Agreement” and no Interest Rate Agreement, Hedging Agreement or other Permitted Hedging Arrangement shall be designated as a “Designated Hedging Agreement” if, at the time of such designation, the establishment of a Designated Cash Management Reserve or Designated Hedging Reserve in connection with such Designated Cash Management Agreement or Designated Hedging Agreement, as applicable, would result in Excess Availability being less than zero. The Borrower Representative may from time to time instruct the Administrative Agent to (i) reduce or eliminate the amount of any Designated Cash Management Reserve or Designated Hedging Reserve by delivering to the Administrative Agent (with a copy to the Cash Management Party or Hedging Party, as applicable, party to the Designated Cash Management Agreement or Designated Hedging Agreement to which the Designated Cash Management Reserve or Designated Hedging Reserve relates) a notice of such reduction or elimination or (ii) increase the amount of any Designated Cash Management Reserve or Designated Hedging Reserve by notice in writing to the Administrative Agent (with a copy to the Cash Management Party or Hedging Party, as applicable, party to the Designated Cash Management Agreement or Designated Hedging Agreement to which the Designated Cash Management Reserve or Designated Hedging Reserve relates) so long as in the case of this clause (ii), immediately after giving effect to such increase, Excess Availability would be not less than zero.”

(8) Section 11 of the Credit Agreement is hereby amended by adding at the end thereof Subsection 11.23 as a new subsection to the Credit Agreement to read as follows:

“11.23. Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary herein or in any other Loan Document, each party hereto acknowledges that any liability of any party hereto that is an EEA Financial Institution arising hereunder or under any other Loan Document, to the extent such liability is unsecured (all such liabilities, other than any Excluded Liability, the “Covered Liabilities”), may be subject to Write-Down and Conversion Powers and agrees and consents to, and acknowledges and agrees to be bound by:

(a) the application of Write-Down and Conversion Powers to any Covered Liability arising hereunder or under any other Loan Document which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b) the effects of any Bail-In Action on any such Covered Liability, including, if applicable:

(i)	a reduction in full or in part or cancellation of any such Covered Liability;

(ii)	a conversion of all, or a portion of, such Covered Liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such Covered Liability under this Agreement or any other Loan Document; or

(iii)	the variation of the terms of such Covered Liability in connection with the exercise of Write-Down and Conversion Powers.

Notwithstanding anything to the contrary herein, nothing contained in this Subsection 11.23 shall modify or otherwise alter the rights or obligations under this Agreement or any other Loan Document with respect to any liability that is not a Covered Liability.”

SECTION TWO – Amendments to the ABL GCA.

(a) Subject to the satisfaction of the conditions set forth in Section Four hereof:

(1) Subsection 1.1 of the ABL GCA is hereby amended as follows:

(i) by adding the following new defined term in the appropriate alphabetical order:

“Non-Lender Acknowledgment”: shall mean an acknowledgment substantially in the form of Annex 5 hereto (or such other form as reasonably acceptable to the Administrative Agent and the Borrower Representative), which may be included as part of any written notice delivered by the Borrower Representative pursuant to Subsection 11.22(a) of the Credit Agreement, pursuant to which a Person that is not an Agent, a Lender or an Affiliate thereof (a) appoints the Administrative Agent as its agent under the Loan Documents and (b) agrees to be bound by the provisions of Subsection 9.2, Section 10, and Subsections 11.1, 11.12, 11.13, 11.15 and 11.22 of the Credit Agreement as if it were a Lender.

(ii) by amending and restating the definition of “Bank Products Agreement” as follows:

“Bank Products Agreement”: as defined in the Credit Agreement.

(iii) by amending and restating the definition of “Bank Products Affiliate” as follows:

“Bank Products Affiliate”: shall mean any Person who (a) has entered into a Bank Products Agreement with a Grantor with the obligations of such Grantor thereunder being secured by one or more Loan Documents, (b) [reserved] and (c) has been designated by the Parent Borrower in accordance with Subsection 8.4; provided that (i) no Person shall, with respect to any Bank Products Agreement, be at any time a Bank Products Affiliate with respect to more than one Credit Facility and (ii) if such Person is not an Agent, a Lender or an Affiliate thereof, such Person shall have executed and delivered to the Administrative Agent a Non-Lender Acknowledgement.

(iv) by amending and restating the definition of “Hedging Affiliate” as follows:

“Hedging Affiliate”: any Person who (a) has entered into a Hedging Agreement with any Grantor with the obligations of such Grantor thereunder being secured by one or more Loan Documents, (b) [reserved], and (c) has been designated by the Parent Borrower in accordance with Subsection 8.4; provided that (i) no Person shall, with respect to any Hedging Agreement, be at any time a Hedging Affiliate with respect to more than one Credit Facility and (ii) if such Person is not an Agent, a Lender or an Affiliate thereof, such Person shall have executed and delivered to the Administrative Agent a Non-Lender Acknowledgement.

(v) by adding Exhibit A hereto as new Annex 5.

SECTION THREE – Amendments to the Intercreditor Agreement.

(a) Subject to the satisfaction of the conditions set forth in Section Four hereof:

(1) Subsection 1.2 of the Intercreditor Agreement is hereby amended as follows:

(i) by amending and restating the definition of “ABL Bank Products Affiliate” as follows:

“ABL Bank Products Affiliate”: shall mean any Person who (a) has entered into a Bank Products Agreement with an ABL Credit Party with the obligations of such ABL Credit Party thereunder being secured by one or more ABL Collateral Documents, (b) [reserved] and (c) has been designated by the Company Representative in accordance with the terms of one or more ABL Collateral Documents (provided that no Person shall, with respect to any Bank Products Agreement, be at any time a Bank Products Affiliate hereunder with respect to more than one Credit Facility).

(ii) by amending and restating the definition of “ABL Hedging Affiliate” as follows:

“ABL Hedging Affiliate”: shall mean any Person who (a) has entered into a Hedging Agreement with an ABL Credit Party with the obligations of such ABL Credit Party thereunder being secured by one or more ABL Collateral Documents, (b) [reserved] and (c) has been designated by the Company Representative in accordance with the terms of one or more ABL Collateral Documents (provided that no Person shall, with respect to any Hedging Agreement, be at any time a Hedging Affiliate hereunder with respect to more than one Credit Facility).

SECTION FOUR – Conditions to Effectiveness.

(a) This Amendment shall become effective on the date (the “Amendment Effective Date”) when each of the following conditions shall have been satisfied:

(1) the Borrowers, the ABL Agent, the Term Loan Agent and each of the Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered such counterpart to the Administrative Agent;

(2) the Administrative Agent shall have received a certificate, in form and substance reasonably satisfactory to the Administrative Agent, of the Parent Borrower dated as of the Amendment Effective Date signed by a Responsible Officer of the Parent Borrower certifying as to the matters set forth in clauses (3), (4) and (5) below;

(3) each of the representations and warranties made by any Loan Party pursuant to the Credit Agreement and any other Loan Document to which it is a party shall, except to the extent that they relate to a particular date, be true and correct in all material respects on and as of the Amendment Effective Date as if made on and as of such date;

(4) the representations and warranties in Section 5 of this Amendment shall be true and correct in all material respects on and as of the Amendment Effective Date;

(5) no Default or Event of Default shall have occurred and be continuing on the Amendment Effective Date or after giving effect to the effectiveness hereof; and

(6) each Guarantor and each Granting Party (as defined in the ABL GCA) shall have delivered a duly executed counterpart of the acknowledgment and consent attached to this Amendment (the “Acknowledgment”) to the Administrative Agent.

SECTION FIVE – Representations and Warranties.

(a) As of the date hereof, each of the Borrowers represents and warrants as follows:

(1) Corporate Existence; Compliance with Law. Each of the Loan Parties (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation, except (other than with respect to the Borrowers), to the extent that the failure to be in good standing would not reasonably be expected to have a Material Adverse Effect, (b) has the legal right to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged, except to the extent that the failure to have such legal right would not be reasonably expected to have a Material Adverse Effect, (c) is duly qualified as a foreign corporation or limited liability company and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification, other than in such jurisdictions where the failure to be so qualified and in good standing would not be reasonably expected to have a Material Adverse Effect and (d) is in compliance with all Requirements of Law, except to the extent that the failure to comply therewith would not, in the aggregate, be reasonably expected to have a Material Adverse Effect.

(2) Corporate Power; Authorization; Enforceable Obligations. Each of the Loan Parties has the corporate or other organizational power and authority, and the legal right, to make, deliver and perform, in the case of each Borrower, this Amendment and, in the case of each Guarantor and each Granting Party (as defined in the ABL GCA), the Acknowledgment and each such Loan Party has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance thereof. No consent or authorization of, filing with, notice to or other similar act by or in respect of, any Governmental Authority or any other Person is required to be obtained or made by or on behalf of any Loan Party in connection with the execution, delivery, performance, validity or enforceability of this Amendment, except for consents, authorizations, notices and filings which the failure to obtain or make would not reasonably be expected to have a Material Adverse Effect. This Amendment has been duly executed and delivered by each Borrower and the Acknowledgment has been duly executed and delivered by each Guarantor and each Granting Party (as defined in the ABL GCA). This Amendment constitutes a legal, valid and binding obligation of each Borrower hereto and the Acknowledgment and each other Loan Document to which any Loan Party is a party which has been executed and delivered constitutes a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, in each case except as enforceability may be limited by applicable domestic or foreign bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

(3) No Legal Bar. The execution, delivery and performance of this Amendment or the Acknowledgment by any of the applicable Loan Parties (a) will not violate any Requirement of Law or Contractual Obligation of such Loan Party in any respect that would reasonably be expected to have a Material Adverse Effect, (b) will not result in, or require the creation or imposition of any Lien (other than Liens permitted under the Credit Agreement) on any of its properties or revenues pursuant to any such Requirement of Law or Contractual Obligation and (c) will not violate any provision of the Organizational Documents of such Loan Party, except (other than with respect to the Borrowers) as would not reasonably be expected to have a Material Adverse Effect.

(4) No Default. On the date hereof after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

SECTION SIX – Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any Agent or any Lender under the Loan Documents, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Loan Documents, all of which (including with respect to the security interests and liens granted to the Agents and the other Secured Parties under the Loan Documents) are ratified and affirmed in all respects and shall continue in full force and effect except that, on and after the effectiveness of this Amendment, each reference to the Credit Agreement, the ABL GCA or the Intercreditor Agreement in the Loan Documents shall mean and be a reference to the Credit Agreement, the ABL GCA or the Intercreditor Agreement, as applicable, as amended by this Amendment. Nothing herein shall be deemed to entitle the Borrowers to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Loan Documents in similar or different circumstances. This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof.

SECTION SEVEN – Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted under Subsection 11.6 of the Credit Agreement.

SECTION EIGHT – Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION NINE – Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by telecopy and other electronic transmission), and all of such counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be delivered to the Borrower Representative and the Administrative Agent.

SECTION TEN – Governing Law, etc. The provisions of the Credit Agreement under the headings “Governing Law”, “Submission to Jurisdiction; Waivers” and “Waiver of Jury Trial” are incorporated by reference herein, mutatis mutandis.

SECTION ELEVEN – Significant Modification. For purposes of determining withholding Taxes imposed under FATCA, since the Third Amendment Effective Date, the Parent Borrower and the Administrative Agent have treated and shall continue to treat (and the Lenders hereby authorize the Administrative Agent to treat) the Credit Agreement and the loans and other credit extensions thereunder for purposes of FATCA as not qualifying as “grandfathered obligations” within the meaning of section 1.1471-2(b)(2)(i) of the U.S. Treasury regulations.

SECTION TWELVE – Notice of Amendment to an ABL Collateral Document. Pursuant Subsection 7.4(b) of the Intercreditor Agreement, the ABL Agent hereby provides written notice to the Term Loan Agent of this Amendment and the Term Loan Agent hereby acknowledges receipt of such written notice.

[Remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

SITEONE LANDSCAPE SUPPLY HOLDING, LLC
as Parent Borrower

By:	/s/ John T. Guthrie
Name: John T. Guthrie
Title: Executive Vice President, Chief Financial Officer and Assistant Secretary

SITEONE LANDSCAPE SUPPLY, LLC as OpCo Borrower

By:	/s/ John T. Guthrie
Name: John T. Guthrie
Title: Executive Vice President, Chief Financial Officer and Assistant Secretary

[Signature Page to Omnibus Amendment]

UBS AG, STAMFORD BRANCH
as ABL Agent

By:	/s/ Kenneth Chin
Name: Kenneth Chin
Title: Director

By:	/s/ Darlene Arias
Name: Darlene Arias
Title: Director

[Signature Page to Omnibus Amendment]

UBS AG, STAMFORD BRANCH
as Term Loan Agent

By:	/s/ Kenneth Chin
Name: Kenneth Chin
Title: Director

By:	/s/ Darlene Arias
Name: Darlene Arias
Title: Director

[Signature Page to Omnibus Amendment]

UBS AG, STAMFORD BRANCH
as Lender

By:	/s/ Darlene Arisa
Name: Darlene Arisa
Title: Director

By:	/s/ Craig Pearson
Name: Craig Pearson
Title: Associate Director

[Signature Page to Omnibus Amendment]

ING CAPITAL LLC
as Lender

By:	/s/ Keith Alexander
Name: Keith Alexander
Title: Managing Director

By:	/s/ Michael Kim
Name: Michael Kim
Title: Vice President

[Signature Page to Omnibus Amendment]

HSBC BANK USA, NATIONAL ASSOCIATION
as Lender

By:	/s/ Ross Graney
Name: Ross Graney
Title: Assistant Vice President

[Signature Page to Omnibus Amendment]

NATIXIS, NEW YORK BRANCH
as Lender

By:	/s/ Kevin Murray
Name: Kevin Murray
Title: Managing Director

By:	/s/ Alex Penn
Name: Alex Penn
Title: Associate

[Signature Page to Omnibus Amendment]

SUMITOMO MITSUI BANKING CORPORATION
as Lender

By:	/s/ Christakis Droussiotis
Name: Christakis Droussiotis
Title: Managing Director

[Signature Page to Omnibus Amendment]

JPMORGAN CHASE BANK, N.A.
as Lender

By:	/s/ Matthew McLuckey
Name: Matthew McLuckey
Title: Authorized Officer

[Signature Page to Omnibus Amendment]

GOLDMAN SACHS BANK USA
as Lender

By:	/s/ Ushma Dedhiya
Name: Ushma Dedhiya
Title: Authorized Signatory

[Signature Page to Omnibus Amendment]

DEUTSCHE BANK NEW YORK BRANCH
as Lender

By:	/s/ Marcus Tarkington
Name: Marcus Tarkington
Title: Director

By:	/s/ Anca Trifan
Name: Anca Trifan
Title: Managing Director

[Signature Page to Omnibus Amendment]

Each Guarantor and each Granting Party (as defined in the ABL GCA) acknowledges and consents to each of the foregoing provisions of this Amendment. Each Guarantor and each Granting Party (as defined in the ABL GCA) acknowledges and agrees that all Obligations with respect to the Commitments and the Loans under the Credit Agreement as modified by this Amendment shall be fully guaranteed and secured pursuant to the ABL GCA in accordance with the terms and provisions thereof.

GUARANTORS AND GRANTING PARTIES:

SITEONE LANDSCAPE SUPPLY HOLDING, LLC as a Granting Party under the ABL GCA

By:	/s/ John T. Guthrie
Name: John T. Guthrie
Title: Executive Vice President, Chief Financial Officer and Assistant Secretary

SITEONE LANDSCAPE SUPPLY, LLC as a Granting Party under the ABL GCA

By:	/s/ John T. Guthrie
Name: John T. Guthrie
Title: Executive Vice President, Chief Financial Officer and Assistant Secretary

SITEONE LANDSCAPE SUPPLY BIDCO, INC. as a Guarantor and a Granting Party under the ABL GCA

By:	/s/ John T. Guthrie
Name: John T. Guthrie
Title: Executive Vice President, Chief Financial Officer and Assistant Secretary

[Signature Page to Omnibus Amendment]

LESCO, INC.
as a Guarantor and a Granting Party under the ABL GCA

By:	/s/ John T. Guthrie
Name: John T. Guthrie
Title: Executive Vice President, Chief Financial Officer and Assistant Secretary

GREEN RESOURCE, LLC as a Guarantor and a Granting Party under the ABL GCA
By: SiteOne Landscape Supply, LLC, its sole manager

By:	/s/ John T. Guthrie
Name: John T. Guthrie
Title: Executive Vice President, Chief Financial Officer and Assistant Secretary

GR4, LLC as a Guarantor and a Granting Party under the ABL GCA
By: SiteOne Landscape Supply, LLC, its sole manager

By:	/s/ John T. Guthrie
Name: John T. Guthrie
Title: Executive Vice President, Chief Financial Officer and Assistant Secretary

HYDRO-SCAPE PRODUCTS, INC. as a Guarantor and a Granting Party under the ABL GCA

By:	/s/ John T. Guthrie
Name: John T. Guthrie
Title: Vice President and Assistant Treasurer

[Signature Page to Omnibus Amendment]

BISSETT EQUIPMENT CORP.
as a Guarantor and a Granting Party under the ABL GCA

By:	/s/ John T. Guthrie
Name: John T. Guthrie
Title: Vice President and Assistant Treasurer

ABS LOGISTICS LLC as a Guarantor and a Granting Party under the ABL GCA

By:	/s/ John T. Guthrie
Name: John T. Guthrie
Title: Executive Vice President and Chief Financial Officer

AMERICAN BUILDERS SUPPLY, INC. as a Guarantor and a Granting Party under the ABL GCA

By:	/s/ John T. Guthrie
Name: John T. Guthrie
Title: Executive Vice President and Chief Financial Officer

CANOGA MASONRY SUPPLY, INC. as a Guarantor and a Granting Party under the ABL GCA

By:	/s/ John T. Guthrie
Name: John T. Guthrie
Title: Executive Vice President and Chief Financial Officer

[Signature Page to Omnibus Amendment]

MASONRYCLUB, INC.
as a Guarantor and a Granting Party under the ABL GCA

By:	/s/ John T. Guthrie
Name: John T. Guthrie
Title: Executive Vice President and Chief Financial Officer

[Signature Page to Omnibus Amendment]

Exhibit A

ANNEX 5

NON-LENDER ACKNOWLEDGEMENT

NON-LENDER ACKNOWLEDGEMENT, dated as of [                         ], [            ] by [                    ] (the “Non-Lender”). Reference is made to the ABL Guarantee and Collateral Agreement, dated as of December 23, 2013 (as amended, supplemented, waived or otherwise modified from time to time, the “ABL Guarantee and Collateral Agreement”), made by the Guarantors (as defined therein) in favor of UBS AG, STAMFORD BRANCH, as collateral agent. All capitalized terms not defined herein shall have the meanings ascribed to them in the ABL Guarantee and Collateral Agreement or the Credit Agreement (as defined in the ABL Guarantee and Collateral Agreement), as applicable.

WHEREAS, the Non-Lender is not an Agent, a Lender or an Affiliate thereof; and

WHEREAS, the Non-Lender wishes to (a) appoint the Administrative Agent as its agent under the Loan Documents and (b) agree to be bound by the provisions of Subsection 9.2, Section 10, and Subsections 11.1, 11.12, 11.13, 11.15 and 11.22 of the Credit Agreement as if it were a Lender.

NOW, THEREFORE, IT IS AGREED:

1. The Non-Lender hereby appoints the Administrative Agent as its agent under the Loan Documents and agrees to be bound by the provisions of Subsection 9.2, Section 10, and Subsections 11.1, 11.12, 11.13, 11.15 and 11.22 of the Credit Agreement as if it were a Lender.

[Signature page follows]

Annex 5

IN WITNESS WHEREOF, the undersigned has caused this Non-Lender Acknowledgment to be duly executed and delivered as of the date first above written.

[NON-LENDER]

By:
Name:
Title: